EXHIBIT NO. 99.5

                                EARNOUT GUARANTY


      This Earnout Guaranty (this "Guaranty") is made this 8th day of October, 2003, by ESTEIN & ASSOCIATES USA, LTD. a Florida limited partnership ("Guarantor") to and for the benefit of PRIME GROUP REALTY, L.P., a Delaware limited partnership ("PGRLP") and its successors and assigns.


                                    PREAMBLES

      A. PGRLP and WELP CHICAGO, L.C., a Florida limited liability company ("WELP") have entered into that certain Contribution Agreement, dated as of August 4, 2003, as amended by that certain First Amendment to Contribution Agreement, dated as of August 18, 2003, as amended by that certain Second Amendment to Contribution Agreement, dated as of August 29, 2003, and as further amended by that certain Third Amendment to Contribution Agreement, dated as of October 8, 2003 (as amended, the "Agreement"), whereby UST (as defined below) will obtain a membership interest (the "Membership Interest") in Dearborn Center, L.L.C., a Delaware limited liability company ("Dearborn Center").


      B. Pursuant to the Agreement, in addition to other funds as consideration for the Membership Interest, UST shall contribute funds to Dearborn Center in the amount of $9,800,000 (the "UST Earnout") upon such time as the Leasing Condition (as defined in the Agreement) is met.


      C. PGRLP and UST XI Dearborn, Ltd., a Florida limited partnership ("UST"), an affiliate of WELP, will enter into that certain Amended and Restated Operating Agreement of Dearborn Center (the "Operating Agreement"), pursuant to which Section 4.3(b) requires the contribution of the UST Earnout as Invested Capital (as defined in the Contribution Agreement).

      D. PGRLP is requiring that Guarantor guarantees the payment of the UST Earnout as described herein.

      E. Guarantor desires to give such guaranty to PGRLP in order to induce PGRLP to cause a Membership Interest in Dearborn Center to be issued to UST.


      F. All capitalized terms used herein which are not otherwise defined shall have the meaning ascribed to such term in the Agreement.


      NOW, THEREFORE, in consideration of the promises contained herein and for the purpose of inducing PGRLP to cause Dearborn Center to issue the the Membership Interest to UST, Guarantor agrees as follows:


     1. Guarantor unconditionally, absolutely and irrevocably guarantees the due and punctual payment of the UST Earnout, and any interest thereon, and any other monies due or which may become due thereon, whether according to the Agreement or the Operating Agreement, or pursuant to any change or changes in the terms, covenants and conditions thereof now or at any time hereafter made or granted. The obligations referred to in this Paragraph 1 are referred to herein as the "Guaranteed Obligations." This is an absolute, irrevocable guaranty of payment and not of collection and PGRLP shall not be required to take any action against WELP and/or UST or resort to any other security given for the Guaranteed Obligations as a precondition to Guarantor's obligations hereunder.


     2. Guarantor hereby waives demand for payment, extension of time of payments, notice of acceptance of this Guaranty, and indulgences and notices of every kind with respect to the payment of the UST Earnout. Guarantor further consents to any and all forbearances and extensions of the time of payment of the UST Earnout, and to any and all changes in the terms, covenants and conditions of the Agreement and Operating Agreement, as applicable, hereafter made or granted and to the release or agreement not to sue without reservation of rights of anyone liable in any way for repayment of the UST Earnout, including, without limitation, WELP and/or UST.

     3. Guarantor waives any defense based upon an election of remedies by PGRLP which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against WELP and/or UST for reimbursement.


     4. Guarantor agrees that this Guaranty shall be a continuing Guaranty, and shall not be discharged, impaired or affected by the following, whether or not Guarantor has notice or knowledge of, or consents or agrees thereto: (i) the existence or continuance of any obligation on the part of WELP and/or UST under or with respect to the UST Earnout except as set forth below; (ii) the power or authority or lack of power or authority of WELP and/or UST to agree to pay the UST Earnout, or to execute, acknowledge or deliver the Agreement or the Operating Agreement, as applicable; (iii) the validity or invalidity of the Agreement or the Operating Agreement (unless such invalidity results in the Membership Interest not being vested in UST); (iv) any limitation or exculpation of liability of WELP and/or UST that may be expressed in the Agreement or the Operating Agreement, as applicable; (v) the transfer by UST of all or any part of the Membership Interest; (vi) the existence or non-existence of WELP and/or UST as a legal entity; (vii) any right or claim whatsoever which Guarantor may have against WELP and/or UST; (viii) any defense, other than that of performance, that Guarantor may or might have as to its undertakings, liabilities and obligations hereunder, each and every such defense being hereby expressly waived by Guarantor, other than defenses due to the absence of any default by WELP and/or UST under the Agreement or the Operating Agreement, as applicable, or the absence of any Guaranteed Obligation; and (ix) the acceptance by PGRLP of any, all or part of the UST Earnout.


     5. Guarantor agrees that this Guaranty shall remain and continue in full force and effect notwithstanding the institution by or against WELP and/or UST, or Guarantor, of bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any nature. In the event any payment by or on behalf of WELP and/or UST to PGRLP is held to constitute a preference under the bankruptcy laws, or if for any other reason PGRLP is required to refund such payment or pay the amount thereof to any other party, such payment to PGRLP shall not constitute a release of Guarantor from any liability hereunder.

     6. Guarantor agrees that in the event this Guaranty is placed in the hands of an attorney for enforcement, Guarantor will reimburse PGRLP for all expenses incurred, including reasonable attorneys' fees.

     7. Guarantor agrees that this Guaranty shall inure to the benefit of and may be enforced by PGRLP and its successors and assigns, and shall be binding upon and enforceable against Guarantor and its successors, assigns, executors, administrators, and personal representatives.

     8. Guarantor agrees that this Guaranty shall be governed by and construed in accordance with the laws of the State of Illinois.

     9. Guarantor agrees that in the event any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     10. This Guaranty may be assigned by PGRLP only (but only to a permitted assignee of PGRLP's membership interest in Dearborn Center), but shall bind the heirs, administrators, executors, successors and permitted assigns of the parties hereto and shall inure to the benefit of any successors or assigns of PGRLP.

     11. To induce PGRLP to accept this Guaranty, Guarantor irrevocably agrees that, subject to PGRLP's sole and absolute election, all actions or proceedings any way arising out of or related to this Guaranty will be litigation in courts having sites in Chicago, Illinois. Guarantor hereby consents and submits to the jurisdiction of any court located within Chicago, Illinois, waives personal service of process and agrees that all such service or process may be made by registered mail directed to Guarantor at the address stated herein and service so made will be deemed to be completed upon actual receipt.

     12. Guarantor and PGRLP (by acceptance hereof), having been represented by counsel, each knowingly and voluntarily waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Guaranty or under any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith and agrees that any such action or proceeding will be tried before a court and not before a jury. Guarantor agrees that it will not assert any claim against PGRLP on any theory or liability for special, indirect, consequential, incidental or punitive damages.

     13. Time is of the essence of the obligations and agreements of Guarantor set forth herein.

     14. All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and delivered personally or by facsimile transmission, or by overnight courier (such as Federal Express), addressed as follows:


            If to PGRLP:      Prime Group Realty, L.P.
            ------------
                              77 West Wacker Drive
                              Suite 3900
                              Chicago, Illinois 60601
                              Attention:  Stephen J. Nardi
                              Fax: 312/917-1684

            With a copy to:   Prime Group Realty Trust
                              77 West Wacker Drive
                              Suite 3900
                              Attention:  James F. Hoffman, Esq.
                              Chicago, Illinois 60601
                              Fax: 312/917-1684

            And to:           Jenner & Block, LLC
                              One IBM Plaza
                              330 North Wabash Avenue
                              Chicago, Illinois 60611
                              Attention:  Donald I. Resnick
                              Fax:  312/840-7656

            If Estein & Associates USA, Ltd:

                              Estein & Associates USA, Ltd.
                              5211 International Drive
                              Orlando, Florida 32819
                              Attention:  Lothar Estein
                              Fax:  407/354-3243

            With a copy to:   Boose Casey Ciklin Lubitz
                              Martens McBane & O'Connell
                              515 North Flagler Drive, 18th Floor
                              West Palm Beach, Florida  33401
                              Attn: Dean Vegosen
                              Fax:  561/820-0389

                              [Signature Page Follows]

      IN WITNESS WHEREOF, Guarantor has executed this instrument as of the day and year first above written.


                                    GUARANTOR:


                                    Estein & Associates USA, Ltd., a
                                    Florida limited partnership

                                    By: G.P. Estein Corporation,
                                        its general partner


                                    By: /s/ Lothar Estein
                                        -----------------
                                        Lothar Estein
                                    Its:President